UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2007

INTERNATIONAL GOLD RESOURCES, INC.

______________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-50103	71-911780705
_____________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7200 S. Alton Way, Suite B-230, Centennial, Colorado	80112
____________________________________________________	_________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 936-1300

__________________15321 Main Street., NE 152, Duvall, WA 98019_____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On September 13, 2007, International Gold Resources, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) a Form 12b-25 announcing that the Company will delay filing its Form 10-Q for the three months ended July 31, 2007.

Notwithstanding the inability of the Company to timely file its Form 10-Q for the nine months ended July 31, 2007 for the reasons set forth in the Form 12b-25, the Company is hereby furnishing unaudited interim financial information of the Company for the nine months ended July 31, 2007 (the “Interim Financial Information”). The Interim Financial Information has not been reviewed by the Company’s independent registered public accounting firm. A copy of the Interim Financial Information is attached as Exhibit 1 and is incorporated herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

International Gold Resources, Inc. and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases (including the earnings release attached as Exhibit 1 to this report), filings with the Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Such forward-looking statements include, among others, potential feasibility studies for the Mahtin, Bonanza, and Crown Jewel properties in the Yukon, Territory, Canada, mineralized material estimates, drilling targets and location of anomalous zones. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the volatility of gold prices; potential operating risks of mining, development and expansion; the uncertainty of estimates of mineralized material and gold deposits; and environmental and governmental regulations; availability of financing; as well as judicial proceedings and force majeure events and other risk factors as described from time to time in the Company’s filings with the Commission. Most of these factors are beyond the Company’s ability to control or predict. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Item 9.01

Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

(d) Exhibits

Exhibit	Description

1	Unaudited Interim Financial Statements for the nine months ended July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GOLD RESOURCES, INC.

(Registrant)

By:

J. Roland Vetter

President and Chief Financial Officer

Dated: September 19, 2007